UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    December 31, 2002

MINUTEMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Illinois	0-15582	36-2262931
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

111 South Rohlwing Road, Addison, Illinois		60101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  630- 627-6900

Item 5.    Other Events.

                 Frederick W. Hohage has resigned from the Board of Directors of the Company effective December 31, 2002. Mr. Hohage cited scheduling and personal conflicts as reasons for his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2003	By:	/s/ Gregory J. Rau
Gregory J. Rau
President and Chief Executive Officer